                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   United Financial Banking Companies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                            Vienna, Virginia  22182


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of United Financial Banking Companies, Inc. (the "Company") will be held at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia on Friday, June 4, 1999, at 9:00 a.m. for the following purposes:

     (1) To elect three (3) Class 3 Directors and one (1) Class 1 Successor Director to fill a vacancy in Class 1.

     (2) To approve the Company's 1999 Directors Stock Plan.

     (3) To approve the Company's 1999 Executive Stock Plan.

     (4) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only holders of shares of Common Stock of record at the close of business on March 31, 1999 shall be entitled to vote at the Meeting.

     Please sign and promptly mail the enclosed proxy to ensure the presence of a quorum at the Meeting.

                                    By Order of the Board of Directors,


                                    /s/ DEBORAH E. GLAKAS

                                    Deborah E. Glakas
                                    Corporate Secretary

April 28, 1999



     Please sign, date and return your proxy promptly, whether or not you plan to attend the Meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the Meeting, you may, if you desire, revoke your proxy and vote in person.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               Executive Offices
                               8399 Leesburg Pike
                            Vienna, Virginia  22182

                                PROXY STATEMENT

                         Annual Meeting of Shareholders
                            To Be Held June 4, 1999

                                    GENERAL

     This Proxy Statement and accompanying form of proxy, mailed to shareholders on or about May 4, 1999, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of United Financial Banking Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 9:00 a.m. on Friday, June 4, 1999, at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, and at any adjournment thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telecopy, from some shareholders if proxies are not received promptly. Such persons will not receive any additional compensation for such solicitation.

     The Board has fixed the close of business on March 31, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").

     A proxy in the accompanying form which is properly signed and returned and not revoked will be voted in accordance with instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for directors specified herein, FOR the approval of the 1999 Directors Stock Plan, FOR the approval of the 1999 Executive Stock Plan and in the discretion of the holders of the proxies on all other matters properly brought before the Meeting and any adjournment or postponement thereof. The judges of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by executing another proxy or by appearing at the Meeting and voting in person.

     The Company's Annual Report to Shareholders for the year ended December 31, 1998, is being sent to all shareholders with this Proxy Statement. Said Report is not to be considered a part of the proxy solicitation materials.

     At the Annual Meeting, each of the Company's outstanding shares of Common Stock will be entitled to one vote on all matters submitted to the shareholders. There are no cumulative voting rights. On the Record Date, there were 831,590 shares of Common Stock outstanding, held by approximately 340 shareholders of record.

                                  PROPOSAL ONE
                                  ------------

                             ELECTION OF DIRECTORS

     The Corporation's Articles of Incorporation provide for the Board of Directors to be divided into three classes, as nearly equal in number as possible. Each class serves for a term of three years, with one class being elected each year. The Articles also provide that a vacancy on the Board of Directors shall be filled by a vote of the majority of the remaining directors, even if the remaining number of directors may be less than a quorum. The successor director selected by the remaining directors serves only until the next Annual Meeting of Shareholders, at which time the shareholders would elect a successor director to serve for the remaining portion of that director's three-year term.

     At the 1999 Annual Meeting, three (3) Class 3 directors will be elected to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified. Dennis I. Meyer, Sharon A. Stakes and Jeffery T. Valcourt are the nominees for election as Class 3 directors. These nominees have previously been elected as directors by the shareholders of the Company. Additionally, one (1) Class 1 director will be elected to serve until the 2000 Annual Meeting of Shareholders and until his successor is elected and qualified. Manuel V. Fernandez, appointed as a director to fill the vacancy created by the resignation of Peter H. Ross, is the nominee for election as a Class 1 director. The Board recommends that the nominees named above be elected. Proxies received will be voted FOR the election of the nominees, unless marked to the contrary.
A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. In order for a nominee to be elected, he must receive a plurality of the votes cast in the election at the Meeting. These nominees have consented to be named in this Proxy Statement as nominees for election as directors and have indicated their intent to serve if elected. However, in the event the nominees are not available for election, the proxies will be voted for such persons as shall be designated by the Board as replacements.

     The following information is furnished with respect to the nominees for election as a director and the remaining directors who will continue to serve as indicated below, including age, the year each became a director, information regarding beneficial ownership of the Company's Common Stock as of the Record Date, and each nominee's principal occupation and business experience. At December 31, 1998, the Company's Common Stock outstanding totaled 831,590.

                                         Year First       Number of Shares of Common     Percent of Outstanding
                                Ages   Became Director  Stock Beneficially Owned (1)    Common Stock Shares (1)
                                ----   --------------   ----------------------------    -----------------------
Class 1 - To serve until the 2000 Annual Meeting
   William J. McCormick, Jr.    (61)        1995                 25,599 (2)                     3.07 %
   Manuel V. Fernandez          (71)        1998                110,398 (3)                    13.12 %
   (Successor Director)

Class 2 - To serve until  the 2001 Annual Meeting
   Harold C. Rauner             (48)        1994                 38,081 (4)                     4.43 %
   Edward H. Pechan             (52)        1995                  9,466 (5)                     1.13 %

Class 3 - If elected to serve until the 2002 Annual Meeting
   Dennis I. Meyer              (63)        1983                106,446 (6)                    12.70 %
   Sharon A. Stakes             (36)        1994                  7,200 (7)                      .80 %
   Jeffery T. Valcourt          (46)        1996                228,744 (8)                    26.94 %

All directors and officers as a group (8 persons)               529,234 (9)                    58.06 %

(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 831,590 shares of Common Stock as of the Record Date. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date.

(2) Includes 22,666 shares and warrants to purchase 1,333 shares of Common Stock owned by a Company of which Mr. McCormick is the owner and President. Also includes options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan.

(3)  Includes warrants to purchase 9,666 shares of Common Stock.

(4) Includes 10,000 shares of Common Stock and options to purchase 28,082 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan.

(5) Includes 4,200 shares of Common Stock and options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan. Also included are warrants to purchase 3,666 shares of Common Stock. The warrants are owned by a retirement trust, of which Mr. Pechan is a trustee.

(6) Includes 175 shares owned by each of Mr. Meyer's five children (875 shares in the aggregate), 239 shares owned by Mr. Meyer and 21,639 shares owned by Rinnis Associates, Inc., of which Mr. Meyer is President. Includes options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan and warrants to purchase 4,000 shares of Common Stock beneficially owned by one of Mr. Meyer's children. Also includes 77,093 shares of Common Stock and warrants to purchase 1,000 shares of Common Stock beneficially owned by his spouse, Rita M. Meyer.

(7) Includes options to purchase 7,000 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan.

(8) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan. Also includes 210,144 shares of Common Stock and warrants to purchase 16,000 shares of Common Stock. The share and warrants are owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(9) Includes options to purchase 37,881 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan, options to purchase 6,400 shares of Common Stock pursuant to the Directors Plan and warrants to purchase 35,665 shares of Common Stock.

     The business experience of the nominees for election described below relates to the past five years unless otherwise indicated.

     Mr. McCormick is the owner of Jordan Kitt's Music, Inc., and serves as its President. He serves as a director for the American Music Conference and of the Schmitt Music Centers in Minneapolis, Minnesota.

     Mr. Fernandez is the owner and President of 650 Water Street, Inc., which operates a hotel and restaurant. Over the past several years, Mr. Fernandez has served as a director for several banks. He is a managing member or a general partner in several real estate projects.

     Mr. Rauner became President of The Business Bank in December 1994. In January 1997, Mr. Rauner was elected President and CEO of the Company by the Board of Directors. He is also President and a director of Business Venture Capital, Inc. (BVCI), a subsidiary of the Company which holds certain assets. Previously, Mr. Rauner was President, CEO, and founding director of the Heritage Bank in McLean, Virginia, where he was employed for seven years. He is currently a director of Sonex Enterprises, a high technology firm and the Northern Virginia Community Foundation.

     Mr. Pechan is President of E.H. Pechan & Associates, Inc., which is a national consulting firm in Springfield, Virginia, specializing in environmental policy issues.

     Mr. Meyer is one of the founding directors of the Company. He is a partner in the law firm of Baker &

McKenzie, Washington, D.C., which specializes in international law. He is a director of Jordan Kitt's Music, Inc.; Oakwood Homes Corporation, Greensboro, North Carolina; Daily Express Inc., Carlisle, Pennsylvania; Carey International; and Natelli Communities Inc. He is a General Partner of Potomac Investment Associates.

     Mrs. Stakes has been employed by the Company's main subsidiary, The Business Bank, since 1984 and currently serves as Executive Vice President of the Company and of the Bank. Mrs. Stakes is also a director and Vice President of BVCI.

     Mr. Valcourt was elected Chairman of the Board of the Company by the Board of Directors in January 1997. He also serves as a director of the Bank and BVCI. Mr. Valcourt is the Chairman and CEO of Valcourt Building Services, a window washing and exterior building maintenance company, with offices in Arlington, Virginia, Newark, New Jersey, Freehold, New Jersey and Atlanta, Georgia. Valcourt Building Services is the largest window cleaning company in the United States.

     The Board of Directors recommends that the shareholders vote FOR the nominees standing for election as director.



                                  PROPOSAL TWO
                                  ------------

              APPROVAL OF THE COMPANY'S 1999 DIRECTORS STOCK PLAN

     The Board of Directors has proposed for the approval of the shareholders the 1999 Nonqualified Stock Option Plan for Non-Employee Directors and Advisory Board Members (the "1999 Directors Plan"), pursuant to which options to purchase an aggregate of up to 35,000 shares of Common Stock (subject to adjustment for any stock split, stock dividend, reverse stock split, other subdivision or combination of the Common Stock, or any reorganization, recapitalization, merger or consolidation pursuant to which the Common Stock is exchanged for or converted into a different number or class of securities) will be issued to those directors of the Company and of the Bank and advisory board members to the Bank who are not employees of the Company or of the Bank. A copy of the 1999 Directors Plan is included as part of this proxy statement as Appendix A. The Board of Directors has proposed the approval of the 1999 Directors Plan as a means of compensating the non-employee directors and/or non-employee advisory board members for their services to the Company and its shareholders. The Company desires to reward the non-employee directors and advisory board members for their service, to provide them with additional incentive to work for the growth and profitability of the Company, and to further align the interests of the Boards of Directors and of the Advisory Board Members with those of the shareholders.

     While not required to submit the 1999 Directors Plan to the vote of shareholders, the Board of Directors has determined to do so in order to enable transactions pursuant to the plan to be exempted from the short swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

     All non-employee members of the Board of Directors of the Company and of the Bank and of the Advisory Board may receive nonqualified options as deemed by the Board of Directors, subject to the Plan, to purchase shares of Common Stock. No options may be granted pursuant to the 1999 Directors Plan after August 1, 2003. In the event of the sale, merger or other consolidation of the Company before August 1, 2003, all options available for issuance shall be immediately granted, vested and exercisable without any waiting periods.

     Subject to earlier termination as provided in the 1999 Directors Plan, all options have a term of ten years from the date of grant. All options will have an exercise price equal to the fair market value at the date of grant (subject to adjustment as provided in the Directors Plan). There is no active or established trading market for the Common Stock. The most recent trade in the Common Stock known to the Company occurred on January 25, 1999, at a price of $6.13 per share. The 1999 Directors Plan requires that each director and advisory board member receiving options remain available to serve as a director or advisory board member of the Company or of the Bank, as applicable, for six months following the date of grant before the option becomes exercisable. The options are not transferable except by will or pursuant to the laws of descent and distribution.

     The 1999 Directors Plan may be amended, suspended or terminated by the Board of Directors, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan; (ii) decreases the minimum option price; (iii) changes the class of individuals eligible to receive options; or (iv) withdraws administration of the plan from the Board or a committee thereof none of the members of which are eligible to participate in the plan, unless the amendment is approved by a majority of the outstanding Common Stock.

     The tax consequences of the 1999 Directors Plan to the Company will be substantially the same as those discussed below with respect to NQSOs.

     Vote Required. The affirmative vote of a majority of the total number of votes represented and entitled to be cast on the proposal at the Annual Meeting is required to approve the 1999 Directors Stock Plan. The Board of Directors recommends that the shareholders vote FOR the proposed 1999 Directors Stock Plan.

                                 PROPOSAL THREE
                                 --------------

              APPROVAL OF THE COMPANY'S 1999 EXECUTIVE STOCK PLAN

     The Company's 1999 Executive Stock Plan (the "Executive Plan") enables the Company to award incentive stock options ("ISOs") and non-incentive stock options ("NQSO's," collectively with ISOs, "Options") and stock appreciation rights ("SARs") to key executive and managerial employees of the Company. The Executive Plan is designed to permit the Company to reward existing key employees for the continuing high levels of effort and creativity required by the nature of the Company's business and to enhance the ability of the Company to attract and retain capable and new employees.

     The Executive Plan authorizes an aggregate of 50,000 shares of Common Stock and SARs to be issued pursuant to the plan. The maximum number of shares issuable under the Executive Plan is subject to increase (but not decrease) each year by three percent of the number of shares by which the total number of shares outstanding as of the last day of the Company's fiscal year exceeds the number of shares outstanding as of the first day of such fiscal year. Additionally, the number of shares subject to issuance is to be adjusted upon certain changes in the capitalization of the Company.

     The Executive Plan will be administered by the Executive Compensation committee (the "Committee") of the Board of Directors. The Committee, consisting of all non-employee members of the Board of Directors, has the authority to determine which eligible employees will receive awards pursuant to the Executive Plan, and the characteristics of the awards. The award may consist of either ISOs or NQSOs, or of SARs, either alone or in tandem with Options. The exercise price and term of any Option is determined as of the date of grant, but may not be less than the greater of fair market value of the underlying Common Stock as of the day of grant with respect to any ISO, non-ISO or related SAR or book value as of the day of grant, and the term of any such option may not be more than ten years from the date of grant. No Option or SAR may be granted pursuant to the Executive Plan after December 31, 2003.

     The Executive Plan provides that, unless the Committee provides otherwise in an Agreement, an Option or SAR becomes exercisable immediately upon a Change in Control of the Company. For purposes of the Executive Plan, a Change in Control shall be deemed to have occurred if: (i) a third person, including a "group" as defined for purposes Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having twenty percent or more of the total number of shares that may be cast in a vote for the election of directors of the Company; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

     The Board of Directors may amend or terminate the Executive Plan, except that no amendment may become effective until shareholder approval is obtained if the amendment would (i) materially increase the aggregate number of shares that may be issued pursuant to awards under the plan; (ii) materially increase the benefits to participants under the plan; or (iii) materially change the class of employees eligible to become participants. No amendment may adversely affect the rights of any participant under the plan under any outstanding Option or SAR without such participant's consent.

Certain Federal Income Tax Consequences of the Plans.

     Set forth below are certain of the principal federal income tax consequences of the Executive Plan to the Company and employees participating in the plan.

     A participant will not recognize taxable income at the time of the grant or exercise of an ISO provided that (i) there is no disqualifying disposition of the Common Stock received upon exercise within the two years following the date of grant of the ISO or the one year following the transfer of the option stock to the employee and (ii) the participant is an employee at the time of grant of the ISO and on the date three months prior to exercise (twelve months in the case of a participant who is totally disabled). Nonrecognition of gain upon exercise of an ISO does not apply for alternative minimum tax purposes. Accordingly, an employee who exercises an ISO will have income for alternative minimum tax purposes, in the year the option is exercised, equal to the excess of the fair market value of the shares received upon exercise over the exercise price of the ISO. The Company is not entitled to a deduction upon the grant or exercise of an ISO. Likewise, the Company is not entitled to a deduction upon a disposition by an employee of the shares received upon exercise of the options, unless a disposition occurs prior to the end of the required holding period. If the disposition occurs prior to the end of the required holding period, the Company may deduct an amount equal to the ordinary income recognized by the employee upon the disposition of the shares.

     A participant will not recognize taxable income at the time of grant of an NQSO if the option does not have a readily ascertainable fair market value at the time of grant. An employee participant will recognize ordinary income upon the exercise of an NQSO equal to the excess of the fair market value of the shares received upon exercise and the exercise price of the option. Subject to certain limits, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee at the time of such recognition.

     A participant will not recognize taxable income at the time of grant of an SAR. An employee participant will recognize ordinary income upon the exercise of an SAR equal to the excess of the cash and fair market value of the shares received upon exercise of the SAR and the exercise price of the SAR. Subject to certain limits, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee at the time of such recognition.

     Vote Required. The affirmative vote of a majority of the total number of votes cast on the proposal at the Annual Meeting is required to approve the 1999 Executive Stock Plan. The Board of Directors recommends that the shareholders vote FOR the proposed 1999 Executive Stock Plan.


Information Regarding the Board of Directors and Its Committees

     There were 6 meetings of the Board in 1998. The Company has standing audit, compensation and nominating committees. The Audit Committee currently consists of Messrs. Fernandez, McCormick, Meyer, Pechan and Valcourt as members, Mr. Robert Carpenter, a director of the Bank Board of Directors, as an advisory member and Mr. Rauner as an ex-officio member. The Audit Committee meets periodically with the internal auditor to review the internal control program and the findings resulting from procedures performed. The committee also meets annually to review the report and findings of the external independent Certified Public Accountants.

     The Compensation Committee currently consists of Messrs. Valcourt, McCormick and Meyer, non-employee members of the Board of Directors. The committee meets annually to award options under the Executive Stock Plan and to establish the price of each option share granted.

     The Nominating Committee currently consists of Messrs. Rauner, Valcourt and Meyer. This committee meets annually to nominate the slate of directors to be elected at the Annual Shareholders Meeting.

     During 1998, all of the Company's directors attended more than 75% of the Board of Directors meetings and committee meetings of which they were members except Director Meyer who attended more than 50% of the Board of Directors meetings and more than 75% of the committee meetings of which he was a member. Historically, outside directors of the Company had been paid $200 for each quarterly meeting attended and outside directors of the Bank had been paid $200 for each monthly board meeting attended, but such fees have been waived since 1994. Also, as of March 31, 1999 outside directors have not been paid for attending committee meetings.


                               EXECUTIVE OFFICERS

Names (Ages) of Executive Officers

     Harold C. Rauner (48), a director of the Company, Mr. Rauner has served as the President and Chief Executive Officer of the Company since January 24, 1997. Mr. Rauner became President of The Business Bank, the Company's main subsidiary, in December 1994.

     Jeffery T. Valcourt (46) a director of the Company, became Chairman of the Board in January 1997.

Executive Compensation

     The following table sets forth the annual compensation for the period 1996 through 1998 paid and/or accrued to the Chief Executive Officer (CEO) of the Company during the year ended December 31,1997. None of the Company's other executive officers received in excess of $100,000 in annual compensation in 1998.

                                  Summary Compensation Table
                                                                  Long-Term
                                                                 Compensation
                                 Annual Compensation                Awards
                       ---------------------------------------  --------------
                                                                  Securities
                                                 Other Annual    Underlying       All Other
      Name and               Salary    Bonus    Compensation    Options/SARs    Compensation
 Principal Position    Year    ($)      ($)          ($)             (#)             ($)
---------------------  ----  -------  --------  --------------  --------------  --------------
Harold C. Rauner       1998  93,281    --  (1)        --              --           3,625 (2)
President and Chief    1997  92,475    --  (1)        --              --             742 (2)
 Executive Officer     1996  92,444    --  (1)        --            28,082             --

(1) Mr. Rauner requested that the Board of Directors and Compensation Committee not include him in the Company's bonus allocation.

(2) The amounts shown consist of employer matching and pay-based credits under the UFBC 401(K) Plan.

                       Stock Options/SAR Grants in 1998

                           Number of Securities          % of Total
                         Underlying Options/SARs    Options/SARs Granted      Exercise Price or     Expiration
        Name                   Granted (#)          to Employees in 1998      Base Price ($/Sh)        Date
-------------------      -----------------------    --------------------      -----------------     ----------
Harold C. Rauner                  --                        --                       N/A                N/A
President and Chief
Executive Officer

      Aggregated Option/SAR Exercises in 1998 and 1998 Option/SAR Values

                                                      Number of Securities        Value of Unexercised In-the-
                                                   Underlying Options/SARs at         Money Options/SARs at
                       Share Acquired    Value         Fiscal Year End (#)             Fiscal Year End ($)
 Name                  on Exercise (#)  Realized   Exercisable / Unexercisable     Exercisable / Unexercisable
---------------------  ---------------  --------  ----------------------------   ------------------------------
Harold C. Rauner              --          $-0-             28,082  /  --                  $35,102 / $ -0-
President and Chief
Executive Officer

Compensation Pursuant to Plans

     The Company maintains certain plans that provide, or may provide, additional compensation to current directors, executive officers and other employees of the Company. These plans include: the Company's 401(K) Plan and the Company's 1990 Executive Stock Plan and the 1996 Directors Stock Plan.


401(K) Plan

     The Company established a 401(K) Plan in 1995, which covers all employees who meet specified age and employment requirements. The administrative expense associated with the 401(K) Plan was approximately $1,500 in 1998. The Company made a contribution to the 401(K) Plan of $24,000 for 1998. Future contributions, if any, will be determined annually at the discretion of the Company's Compensation Committee and Board of Directors.


Executive Stock Plan

     The Company maintains the Executive Stock Plan (Executive Plan) covering substantially all employees. Under the Plan, any employee who has or is expected to significantly contribute to the Company's growth and profit may be granted one or more options. Members of the Compensation Committee ("Committee") are not eligible. The Committee, consisting of designated non-employee members of the Board of Directors, may designate the characteristics and terms of the granted options.

     The Committee establishes the price of each option share granted, provided that the price of qualified shares at the time of the grant not be less than the stock's fair market value or book value. The options are exercisable at any time over a ten year period from the date of grant as long as the option holder is an employee of the Company. As of December 31, 1998, 68,280 options to purchase Common Stock had been granted. Of the 68,280 granted, 7,800 have been forfeited and 41,382 were exercisable at December 31, 1998. The 1990 Executive Plan expires in 1999. A proposal for the 1999 Executive Stock Plan will be voted on at the Annual meeting.

Certain Relationships

     The Company's officers and directors and other corporations, business organizations and persons with whom some of the Company's officers and directors are associated, customarily have banking transactions with the Bank. All loan transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with non-affiliated entities, and have not involved more than the normal risk of collectibility and do not present other unfavorable features. Loans to principal shareholders in excess of 5% beneficial ownership ("shareholders"), directors, officers and their family members or businesses in which the officer, director or shareholders beneficially owned 5% or more of the outstanding capital stock, as a group, totaled $1,301,308 as of December 31, 1998.

     The building which serves as the Company's headquarters is owned by a limited liability company of which Mr. Manuel V. Fernandez, a director and beneficial shareholder owning in excess of 5% of the Company's Common Stock, has 50% beneficial ownership of the limited liability company. A second shareholder, owning less than 5% of the Company's Common Stock also has 50% beneficial ownership in the limited liability company. The lease terms include three options for renewal and a right of first offer. During 1997, the Bank exercised one renewal option for a nine year extension. As of December 31, 1998, the future minimum lease payments for the Company's headquarters total $1,666,896.

Stock Ownership

     As of April 28, 1999, the officers and directors of the Company beneficially owned, in the aggregate and without duplication, 529,234 shares of Common Stock, or 58.06% of the shares outstanding. To the best of the Company's knowledge, persons who beneficially owned 5% or more of the Company's Common Stock on that date are set forth in the following table.

                                                    Number of Shares of Common Stock   Percent of Outstanding Common
                                                         Beneficially Owned (1)               Stock Shares (1)
                                                    ---------------------------------  ------------------------------
JNV Limited Partnership II/Jeffery Valcourt                    228,744 (2)                         26.94 %
1001 N. Highland Street
Suite 200
Arlington, VA  22201

Manuel V. Fernandez                                             110,398 (3)                        13.12 %
650 Water Street, S.W.
Washington, D.C.  20024

Dennis I. Meyer                                                 106,446 (4)                        12.70 %
6307 Olmi Landrith Drive
Alexandria, VA  22307

Rita M. Meyer                                                   106,446 (4)                        12.70 %
6307 Olmi Landrith Drive
Alexandria, VA  22307

Robert F. Long                                                   59,370                             7.14 %
300 Belvedere Street
Carlisle, PA  17013

(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 831,590 shares of Common Stock. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date.

(2) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan. Also includes 210,144 shares of Common Stock and warrants to purchase 16,000 shares of Common Stock. The share and warrants are owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(3)  Includes warrants to purchase 9,666 shares of Common Stock.

(4) Includes 175 shares owned by each of Mr. Meyer's five children (875 shares in the aggregate), 239 shares owned by Mr. Meyer and 21,639 shares owned by Rinnis Associates, Inc., of which Mr. Meyer is President and Director. Includes options to purchase 1,600 shares of Common Stock pursuant to the Company's 1996 Directors Plan and warrants to purchase 4,000 shares of Common Stock owned by one of Mr. Meyer's children. Also includes 77,093 shares of Common Stock and warrants to purchase 1,000 shares of Common Stock beneficially owned by his spouse, Rita M. Meyer.


           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The accounting firm of D.R. Maxfield & Company was selected to audit the consolidated financial statements of the Company for the years ended December 31, 1996, 1997 and 1998. Representatives from D.R. Maxfield & Company will not be present at the Annual Meeting.


              INFORMATION RELATING TO FUTURE SHAREHOLDER PROPOSALS

     In the event shareholders of the Company intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Company to be held on such date as shall be designated by the Board, such proposals must be received at the Company's executive offices at 8399 Leesburg Pike, Vienna, Virginia 22182, not less than 120 days prior to April 14, 2000 or, December 16, 1999, in order for such proposals to be included in the Company's Proxy Statement and form of proxy relating to such meeting. If such proposal is not to be included in the Company's Proxy materials, notice must be received no later than 120 days prior to the 2000 Annual Meeting of Shareholders, anticipated to be held in June 2000.


                                 OTHER MATTERS

     Management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own best judgment.


     THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS, ARE BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE SHAREHOLDERS, UPON THEIR REQUEST, WITH A COPY OF THE ANNUAL FORM 10- KSB REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.



                                    By Order of the Board of Directors


                                    /s/ DEBORAH E. GLAKAS

                                    Deborah E. Glakas
                                    Corporate Secretary


April 28, 1999

                                                                      APPENDIX A
                    UNITED FINANCIAL BANKING COMPANIES, INC.

                      1999 NONQUALIFIED STOCK OPTION PLAN
             FOR NON-EMPLOYEE DIRECTORS AND ADVISORY BOARD MEMBERS

     1.   Purpose.  This Plan is intended to provide directors and Advisory
          -------
Board Members who are not employees of the Company with a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such directors and Advisory Board Members to remain and to devote their best efforts to the Company.

     2.   Definitions.  Whenever used in the Plan, unless the context clearly
          -----------
indicates otherwise, the following terms shall have the following meanings:

          (a)  Act means the Securities Exchange Act of 1934, as amended.
               ---

          (b) Board or Board of Directors means the Board of Directors of the
              -----    ------------------
              Company.

          (c) Common Stock means the Common Stock of the Company and any other
              ------------
              stock or securities resulting from the adjustment thereof or substitution therefor as described in Paragraph 8 hereof.

          (d) Company means United Financial Banking Companies, Inc., a one
              -------
              bank holding company chartered in the State of Virginia, and its subsidiary, The Business Bank.

          (e) Director shall mean a Member of the Company's Board of Directors
              --------
              and of its subsidiary, The Business Bank's Board of Directors, who is not a regular employee of the Company or its subsidiaries.

          (f) Advisory Board Member shall mean a Member of  the Advisory Board
              ---------------------
              to The Business Bank, who is not a regular employee of the Company or its subsidiaries.

          (g) Disability means the condition which results when an individual
              ----------
              has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1954, as amended.

          (h) Fair Market Value, with respect to a share of the Common Stock at a particular time, shall be that value as determined by the Board of Directors, which shall be (i) if such Common Stock is listed on a national securities exchange or traded on the National Market System, the mean between the highest and the lowest price at which the Common Stock shall have been sold regular way on a national securities exchange or the National Market System on said date or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock or (ii) if the Common Stock shall not be listed on a national securities exchange or traded on the National Market System, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on said date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc., for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or traded on the National Market System, the fair market value determined by the Board of Directors in such a manner as the Board may deem reasonable.

          (i) Stock Option Agreement means the written agreement between a
              ----------------------
              Director and the Company evidencing the grant of an option under the Plan and setting forth the terms and conditions thereof.

     3.   Administration.  The Plan shall be administered by the Board of
          --------------
Directors. The Board shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, including but not limited to the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the plan, which interpretations and determinations shall be conclusive and binding upon all persons. Subject to the express provisions of the Plan, the Board may establish from time-to-time such regulations, provisions and procedures which in its opinion may be advisable in the administration of the Plan. Subject to the express provisions of the Plan, the Board shall have the power to grant options to an eligible person, upon such terms and subject to such conditions, as it may deem proper.

     4.   Eligibility: Option Grants.  The Board, or Committee as appointed by
          --------------------------
the Board, may grant (not more than one
time per year) options to any or all of the Directors and Advisory Board Members in recognition of their service to the Company and its subsidiaries. The maximum annual grant per Director shall be an option to purchase 400 shares of the Company's Common Stock. The maximum annual grant per Advisory Board Member shall be an option to purchase 200 shares of the Company's Common Stock. In event of sale or merger or other consolidation of the Company before August 1, 2003, in which Company shares are sold or exchanged, all options under the Plan shall immediately be granted, vested and available for exercise without waiting periods.

     5.   Shares Available for Option.  The Board of Directors shall reserve for
          ---------------------------
the purpose of the Plan, out or the authorized but unissued Common Stock or out of shares of Common Stock held in the Company's treasury, or partly out of each, as shall be determined by the Board of Directors, a total of 35,000 shares of Common Stock of the Company (subject to adjustment or substitution pursuant to Paragraph 8 hereof). In the event that an option granted under the Plan to any Director or Advisory Board Member expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of options under the Plan.


     6.   Option Price.  The option price for shares to be issued upon exercise
          ------------
of any Option granted under this Plan shall be determined by the Board at or before the time of grant, but in no event shall the option price be less than the fair market value of the Company's common stock at the time of the grant.

     7.   Exercise of Options.
          -------------------

          (a) Each option granted under the Plan by its terms shall require the passage of six months (or such greater periods as the Board of Directors shall determine in connection with any grant) before the right to exercise any part of such option will accrue. A Director or Advisory Board Member may thereafter exercise any or all of such option until the expiration or termination of the option; provided, that not less than 100 shares may be purchased at any one time unless the number of shares purchased is the total number at such time purchasable under the option. Subject to earlier termination as provided herein, all options granted under this Plan shall expire ten years from the date of grant thereof.

          (b) If an optionee ceases to be a Director or Advisory Board Member, as applicable, as a result of such optionee's death or Disability, then, subject to Subparagraph 7 (a) hereof, the option shall be exercisable at any time prior to the expiration date of such option. In the event of the death of an optionee, then, subject to Subparagraph 7 (a) hereof, such optionee's option shall be exercisable to the event herein otherwise provided by the executor or personal representative of the optionee's estate or by any person who acquired the right to exercise such option by request under the optionee's will or by inheritance.

          (c) Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or if the optionee dies intestate, by the laws of descent and distribution of the state of the optionee's domicile at the time of the optionee's death, and such option shall be exercisable during such optionee's lifetime only by such optionee.

          (d) Each option shall be confirmed by a Stock Option Agreement executed by the Company and by the person to whom such option is granted.

          (e) The option price for each share of Common Stock purchased pursuant to the exercise of each option shall, at the time of the exercise of the option, be paid in full (i) in cash of (ii) in whole or in part in shares of Common Stock valued a the Fair Market Value of such shares on the date of exercise. Any shares of Common Stock otherwise available for issuance under the Plan.

          (f) To the extent that an option is not exercised within the period of time prescribed therefor as set forth in the Plan, and the Stock Option Agreement confirming such option, the option shall lapse and all rights of the optionee thereunder shall terminate.

     8.   Adjustment of Number of Shares.  In the event that a dividend shall be
          ------------------------------
declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any such option and the number of shares reserved for issuance to the Plan but not yet covered by an option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Paragraph 8, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number of kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and each Stock Option Agreement entered into under the Plan. In the case of any such substitution or adjustment as provided for in this Paragraph 8, the option price in each Stock Option Agreement for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Paragraph 8. No adjustment or substitution provided for in this Paragraph 8 shall require the Company in any Stock Option Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly. In the event that the number of shares of Common Stock subject to an option is adjusted pursuant to the provisions of this Paragraph 8, then any Stock Appreciation Rights related to such option shall be appropriately and equitably adjusted.

     9.   Amendment of Plan.  The Board of Directors shall have the right to
          -----------------
amend, suspend or terminate the plan at any time; provided that, except as and to the extent authorized and permitted by Paragraph 8 above, no amendment shall be made which shall (i) increase the total number of shares which may be issued and sold pursuant to options granted under the Plan, (ii) increase the total number of shares which may be covered by any option to any one individual, (iii) decrease the minimum option price, (iv) change the class of individuals eligible to receive options, or (v) withdraw the administration of the Plan from the Board of Directors or a committee of Directors, none of whom is eligible to be allotted stock or to receive options under the Plan, unless such amendment is made by or with the approval of the holders of a majority of the then outstanding Common Stock of the Company, by written consent or by vote in person or by proxy at a duly held meeting of said shareholders.

     10.  Compliance with Law and Other Conditions.  No shares shall be issued
          ----------------------------------------
pursuant to the exercise of any option granted under the Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws.

     11.  Effective Date and Duration of Plan.  The effective date of the Plan
          -----------------------------------
shall be the date of its adoption by the Board of Directors, which adoption shall be subject to the approval of the Plan, either by written consent or by vote, by the holders of a majority of the outstanding shares of Common Stock of the Company present or represented by proxy at the next duly held meeting shares of shareholders, which consent or meeting shall be obtained or held no later than June 30, 1999. No options shall be exercisable until the Plan has been so approved by the shareholders, and all options granted under the Plan shall be void if shareholder approval is not so obtained. No options may be granted under the Plan after August 1, 2003.

                                                                      APPENDIX B


                    UNITED FINANCIAL BANKING COMPANIES, INC.
                           1999 EXECUTIVE STOCK PLAN

                                   Article I

                                  DEFINITIONS

     1.01 Affiliate means any "subsidiary" or "parent corporation" (within the
          ---------
meaning of Section 422A of the Code) of the Company.

     1.02 Agreement means a written agreement (including any amendment or
          ---------
supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option SAR, granted to such Participant.

     1.03 Board means the Board of Directors of the Company.
          -----

     1.04 Book Value means the fully diluted book value of a share as determined
          ----------
for financial reporting purposes by the certified public accountants for the Company.

     1.05 Change of Control means and shall be deemed to have taken place if:
          -----------------
(i) a third person, including a "group" as defined in Section 13 (d) (3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     1.06 Change of Control Date is the date on which an event described in (i)
          ----------------------
or (ii) of Section 1.05 occurs.

     1.07 Code means the Internal Revenue Code of 1986, and any amendments
          ----
thereto.

     1.08 Committee means the Executive Compensation Committee of the Board.
          ---------

     1.09 Common Stock means the common stock of the Company.
          ------------

     1.10 Company means United Financial Banking Companies, Inc.
          -------


     1.11 Fair Market Value means, on any given date, the closing price of a
          -----------------
share of Common Stock as reported by such source as the Committee may select, or as may be determined by the Board of Directors in such manner as the Board may deem reasonable.

     1.12 Incentive Stock Option means an Option that is intended to qualify as
          ----------------------
an "incentive stock option" under Section 422A of the Code.

     1.13 Initial Value means, with respect to an SAR, the Book Value of one
          -------------
share of Common Stock on the date of grant, as set forth in the Agreement.

     1.14 Non-Qualified Stock Option means an option other than an Incentive
          --------------------------
Stock Option.

     1.15 Option means a stock option that entitles the holder to purchase from
          ------
the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     1.16 Option Price means the price per share for Common Stock purchased on
          ------------
the exercise of an Option as provided in Article VI.

     1.17 Participant means an employee of the Company or of a Subsidiary,
          -----------
including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive an Option or SAR award.

     1.18 Plan means the United Financial Banking Companies, Inc. 1999 Executive
          ----
Stock Plan.

     1.19 SAR means a stock appreciation right that entitles the holder to
          ---
receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess of the Book Value at the time of exercise over the Initial Value of the SAR or (b) the Initial Value of the SAR.

     1.20 Securities Broker means the registered securities broker acceptable to
          -----------------
the Company who agrees to effect the cashless exercise of an Option pursuant to
Section 8.05 hereof.

     1.21 Subsidiary means any corporation (other than the Company) in an
          ----------
unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   Article II

                                    PURPOSES

     2.01 The Plan is intended to assist the Company in recruiting and retaining key employees with ability and initiative by enabling employees who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422A of the Code but shall be treated as a Non-Qualified Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  Article III

                                 ADMINISTRATION

     3.01 The Plan shall be administered by the Committee.  The Committee shall
          -----------------------------------------------
have authority to grant Options and SARs, separately, in combination or in tandem, upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such grants and awards may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR (such as the terms of exercise, the Option Price, service or financial performance related vesting, transferability, and termination). Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised; provided, however, that such acceleration shall not affect the applicability of Section 4.02 (relating to the limitation on the number of Incentive Stock Options that may become exercisable in a calendar year). In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements including such covenants not to compete and confidentiality provisions as the Committee shall require thereunder; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

     The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or SAR award. All expenses of administering this Plan shall be borne by the Company.

                                   Article IV

                                  ELIGIBILITY

     4.01 General.  Any employee of the Company or of any Subsidiary (including
          -------
any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Options or SAR awards, or any combination thereof. A person who is a member of the Committee may not be granted Options or SARs under this Plan while he is a member of the Committee.

     4.02 Grants.  The Committee will designate individuals to whom Options and
          ------
SAR awards are to be granted and will specify the number of shares of Common Stock subject to each grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All Options or SARs granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Options that are Incentive Stock Options, (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.

     4.03 Designation of Option as an Incentive Stock Option or a Non-Qualified
          ---------------------------------------------------------------------
Stock Option.  The Committee will designate at the time an Option is granted
------------
whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as an Incentive Stock Option.

                                   Article V

                             STOCK SUBJECT TO PLAN

     5.01 Maximum Number of Shares to be Awarded.  Upon the exercise of any
          --------------------------------------
Option, the Company may deliver to the Participant authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The maximum aggregate number of shares of Common Stock that may be issued pursuant to this Plan is 50,000, subject, however, to being increased (but not decreased) annually by three (3) percent of the amount, if any, by which the total number of shares of Common Stock outstanding as of the last day of the Company's fiscal year exceeds the total number of shares of Common Stock outstanding as of the first day of such fiscal year (other than increases from the issuance of Common Stock under this Plan or as a result of the application of Article IX). This annual adjustment shall first be made beginning with the Company's fiscal year beginning on January 1, 1999. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of Options is subject to further adjustments (after taking into account the preceding annual adjustment) as provided in Article IX. If an Option is terminated, in whole or in part, for any reason other that its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

     5.02 Independent SARs.  Upon the exercise of an SAR granted independently
          ----------------
of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in
Section 8.03. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.01 hereof.

                                   Article VI

                                  OPTION PRICE

     6.01 The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee on the date of grant; provided, however, that in the case of an Option that is an Incentive Stock Option, the price per share shall not be less than the Fair Market Value on such date; provided, further, that the price per share shall not be less than Book Value.

                                  Article VII

                              EXERCISE OF OPTIONS

     7.01 Maximum Option or SAR Period.  The maximum period in which an Option
          ----------------------------
or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option or related SAR shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted. The terms of any Incentive Stock Option or SAR may provide that it is exercisable for a period less than such maximum period.

     7.02 Nontransferability.  Any Option or SAR granted under this Plan shall
          ------------------
be nontransferable except by will or by the laws of descent and distribution.
In the event of any such transfer, the Option and any related SAR must be transferred to the same person or persons, trust or estate. During the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.03 Employee Status.  For purposes of determining the applicability of
          ---------------
Section 422A of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  Article VIII

                               METHOD OF EXERCISE

     8.01 Exercise.  Subject to the provisions of Articles VII and XII, an
          --------
Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR. The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

     8.02 Payment.  Unless otherwise provided by the Agreement, payment of the
          -------
Option Price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option Price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

     8.03 Determination of Payment of Cash and/or Common Stock Upon Exercise of
          ---------------------------------------------------------------------
SAR.  At the Committee's discretion, the amount payable as a result of the
---
exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

     8.04 Shareholder Rights.  No participant shall have any rights as a
          ------------------
stockholder with respect to shares subject to his Option or SAR until the date he exercises such Option or SAR.

     8.05 Cashless Exercise.  To the extent permitted under the applicable laws
          -----------------
and regulations, at the written request of the Participant and with the consent of the Committee upon such terms as it shall specify, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker written instructions to exercise all or part of the Option on behalf of the Participant including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated with the exercise of the Option. In the case of a Participant who is an officer, director, or ten percent stockholder within the meaning of Section 16 (b) of the Securities Exchange Act of 1934, as amended, a "cashless exercise" of all or part of an Option may be also effected pursuant to this Section 8.05 with the consent of the Committee provided it is effected in accordance with, and within the limitations imposed by, such Act.

                                   Article IX

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

     9.01 Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to stockholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Options and SARs may be granted under this Plan shall be proportionately adjusted and the terms of Options (including the Option Price) and SARs shall be adjusted as the Committee shall determine to be equitably required. Any determination made under this Article IX by the Committee shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Options or SARs.

                                   Article X

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     10.01 No Option or SAR shall be exercisable and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   Article XI

                               GENERAL PROVISIONS

     11.01  Effect on Employment.  Neither the adoption of this Plan, its
            --------------------
operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

     11.02  Unfunded Plan.  The Plan, insofar as it provides for grants, is not
            -------------
required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.

     11.03  Change of Control.  Notwithstanding any other provision in this Plan
            -----------------
to the contrary, unless the Committee provides otherwise in an Agreement, an Option or SAR may be exercised immediately in full upon a Change of Control.

     11.04  Rules of Construction.  Headings are given to the articles and
            ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     11.05  Amendment.  The Board may amend or terminate this Plan from time to
            ---------
time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Option awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or SAR award outstanding at the time such amendment is made.

     11.06  Duration of Plan.  No Option or SAR award may be granted under this
            ----------------
Plan after December 31, 2003. Options or SARs awards granted before December 31, 2003, shall remain valid in accordance with their terms.

     11.07  Shareholder Approval.  This Plan has been approved by the Board of
            --------------------
Directors of the Company and shall be effective as of January 1, 1999, subject, however, to approval by the shareholders of the Company at the 1999 shareholders' meeting.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                            Vienna, Virginia  22182

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned, revoking any proxy heretofore given, hereby appoints Harold C. Rauner, Jeffery T. Valcourt and Dennis I. Meyer, or either of them (with full power to act in the absence of the other, each with full power of substitution) as proxies to vote all of the shares of Common Stock of United Financial Banking Companies, Inc. (the "Company"), held of record at the close of business on March 31, 1999, by the undersigned at the Annual Meeting of Shareholders of said company, to be held in the Maffitt Room at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, on June 4, 1999, at 9:00 a.m., and at any and all adjournments thereof as follows:

     1.   ELECTION OF DIRECTORS     [ ] FOR all nominees listed below (except
                                        as indicated to the contrary below)

                                    [ ] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below
                                        (under Instructions)

          Class III - Directors     Dennis I. Meyer
                                    Sharon A. Stakes
                                    Jeffery T. Valcourt

          Class I - Director        Manuel V. Fernandez

          Instructions:  To withhold authority to vote for any of the nominees,
          -------------
                       write that nominee's name in this space:

                       ---------------------------------------------------------

     2.   To approve the Company's 1999 Directors Stock Plan

          [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

     3.   To approve the Company's 1999 Executive Stock Plan.

          [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

     4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before this meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of nominees listed under Item 1, FOR the 1999 Directors
      ---                                               ---
Stock Plan and FOR the 1999 Executive Stock Plan.
               ---

Please sign exactly as your name appears below. When shares are held by joint tenants either one may sign. When signing as attorney, executor, administrator,
        -------------------
trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         _______________________________________
                                         Signature                          Date

                                         _______________________________________
                                         Signature if held jointly          Date

                                         I plan ____ do not plan ____ to attend
                                         the Annual Meeting.

The number of shares shown above are covered by this proxy.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                         USING THE ENCLOSED ENVELOPE.